Rule 497(d)



              The First Trust Special Situations Trust, Series 209
                      Strategic Leadership Trust, Series II


               Supplement to the Prospectus dated August 21, 1997

Notwithstanding anything to the contrary in the Prospectus, all shares of HEALTHSOUTH Corporation (Ticker: HLSH, formerly HRC) have been removed from the portfolio of the above referenced Series for certain of the reasons enumerated in the section entitled "Removing Securities from the Trust" in the Prospectus.

March 27, 2003